Exhibit 99.1

GET TO KNOW US. TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes” and “forecasts” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described from time to time in our filings with the Securities and Exchange Commission. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions. Our expectations and beliefs are expressed in good faith and we believe there is a reasonable basis for them. However, we cannot assure you that management’s expectations and beliefs will be achieved. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation.

OUR MEMBERS’ SERVICE TERRITORY 44 MEMBERS Tri-State’s member systems are spread across Colorado, Nebraska, New Mexico and Wyoming. 1.5 MILLION The approximate consumer population Tri-State’s members serve. 4,184 Megawatts of resources are available in Tri-State’s portfolio. 24% Of the electricity Tri-State and its member systems sell is generated from renewable sources of energy. TRI-STATE OVERVIEW | 3 AT TRI-STATE, OUR MEMBERS ARE OUR MISSION. What we believe We believe that affordable and reliable power, responsibly generated and delivered, is the lifeblood of the rural West. Farms, ranches, small towns and resorts that our members serve are closely tied to the rural landscape and their power supply. We understand the responsibility that comes with serving 44 member electric distribution cooperatives and public power districts that collectively deliver electricity to 1.5 million consumers. Our strength comes from the diversity of our members, the benefits of the not-for-profit cooperative business model and innovative thinking that brings the best utility practices to the farthest reaches of the West.

OUR MEMBERS MAKE THE DIFFERENCE Over the years, Tri-State’s membership has evolved into a diverse group of electric cooperatives and public power districts that serve farms, ranches, homes, businesses, mining, energy development and transportation infrastructure, ski and summer resorts and much more. However, one thing that has never wavered during our 63-year history is our commitment to our members and the consumers that they serve throughout the West. 4 | TRI-STATE OVERVIEW

AT TRI-STATE, WE BELIEVE IN

THE COOPERATIVE BUSINESS MODEL.

Our members comprise our association

What makes us unique among utilities is that cooperatives like Tri-State are member-owned and governed, and operate on a not-for-profit basis. Our governing decisions are based on sound financial principles, utility industry best practices and, most importantly, the needs of our members.

We are different than investor-owned utilities. Our interests are not driven by shareholders, but by those we serve. We are committed to providing reliable, affordable and responsible power to our members that serve consumers at the end of the line.

At Tri-State, we work tirelessly to engage our members and ensure we meet their wholesale power needs and provide the services they value.

What is a member system?

Tri-State serves 44 independent, not-for-profit electric distribution cooperatives and public power districts, each governed by democratically elected boards of directors. These distribution systems directly power homes, farms and ranches, cities, towns and suburbs, as well as large and small businesses and industries across the West.

THE SEVEN

COOPERATIVE PRINCIPLES

Tri-State operates according to a core set of principles that are recognized and followed by cooperatives around the world. These principles, along with the cooperative purpose of improving quality of life for their members, set cooperatives apart from other electric utilities.

NO.1 II **Voluntary and Open Membership**

NO.2 II **Democratic Member Control**

NO.3 II **Members' Economic Participation**

NO.4 II **Autonomy and Independence**

NO.5 II **Education, Training and Information**

NO.6 II **Cooperation Among Cooperatives**

NO.7 II **Concern for Community**

TRI-STATE OVERVIEW I 5

NW PH WY WL CR WB MW NEBRASKA WR UN SM EM NR KTSP SW JM MO CD CN SO SR OC NEW MEXICO CO 6 | TRI-STATE OVERVIEW RS GLWYOMING BH HP HPNB CB HW COLORADOPVHL MPMC Y-W MVKC DM GCSC SL SISE LP OUR MEMBERS. COLORADO DM Delta-Montrose Electric Association, Montrose EM Empire Electric Association, Inc., Cortez GC Gunnison County Electric Association, Inc., Gunnison HL Highline Electric Association, Holyoke KC K.C. Electric Association, Inc., Hugo LP La Plata Electric Association, Inc., Durango MC Morgan County Rural Electric Association, Fort Morgan MP Mountain Parks Electric, Inc., Granby MV Mountain View Electric Association, Inc., Limon PV Poudre Valley Rural Electric Association, Inc., Fort Collins SI San Isabel Electric Association, Inc., Pueblo West SV San Luis Valley Rural Electric Cooperative, Inc., Monte Vista SM San Miguel Power Association, Inc., Nucla SC Sangre de Cristo Electric Association, Inc., Buena Vista SE Southeast Colorado Power Association, La Junta UN United Power, Inc., Brighton WR White River Electric Association, Inc., Meeker YW Y-W Electric Association, Inc., Akron NEBRASKA CR Chimney Rock Public Power District, Bayard MW Midwest Electric Cooperative Corporation, Grant NW Northwest Rural Public Power District, Hay Springs PH Panhandle Rural Electric Membership Association, Alliance RS Roosevelt Public Power District, Scottsbluff WB Wheat Belt Public Power District, Sidney NEW MEXICO CN Central New Mexico Electric Cooperative, Inc., Mountainair CO Columbus Electric Cooperative, Inc., Deming CD Continental Divide Electric Cooperative, Inc., Grants JM Jemez Mountains Electric Cooperative, Inc., Española KT Kit Carson Electric Cooperative, Inc, Taos MO Mora-San Miguel Electric Cooperative, Inc., Mora NR Northern Rio Arriba Electric Cooperative, Inc., Chama OC Otero County Electric Cooperative, Inc., Cloudcroft SR Sierra Electric Cooperative, Inc., Elephant Butte SO Socorro Electric Cooperative, Inc., Socorro SW Southwestern Electric Cooperative, Inc., Clayton SP Springer Electric Cooperative, Inc., Springer WYOMING BH Big Horn Rural Electric Company, Basin CB Carbon Power & Light, Inc., Saratoga GL Garland Light & Power Company, Powell HP High Plains Power, Inc., Riverton HW High West Energy, Inc., Pine Bluffs NB Niobrara Electric Association, Inc., Lusk WL Wheatland Rural Electric Association, Wheatland WY Wyrulec Company, Torrington

CONSUMER BASE AND ENERGY SALES PROFILE.

Our members' service territories are diverse, covering large portions of Colorado, western Nebraska, New Mexico and Wyoming. This landscape encompasses a range of climate zones and industries, resulting in electric load characteristics that make the association more resilient to swings in weather and the economy.

In accordance with state regulations, our members have exclusive rights to provide electric service to retail consumers within designated service territories.

MEMBER/CONSUMER BREAKDOWN (2014)



.5%
3.5%
.5%
12%
83%
RESIDENTIAL
SMALL COMMERCIAL
IRRIGATION
LARGE COMMERCIAL
OTHER

PERCENTAGE OF MWh SALES (2014)



2%
30%
38%
22%
8%
RESIDENTIAL
SMALL COMMERCIAL
IRRIGATION
LARGE COMMERCIAL
OTHER

TRI-STATE OVERVIEW | 7

WYOMING
NEBRASKA
COLORADO
NEW MEXICO

RESOURCES
TRANSMISSION LINES

OUR RESOURCES.

1. Headquarters and Operations Center
   Westminster, Colorado
2. Craig Station
   Craig, Colorado
3. Nucla Station
   Nucla, Colorado
4. Burlington Station
   Burlington, Colorado
5. J.M. Shafer Generating Station
   Fort Lupton, Colorado
6. Limon Generating Station
   Limon, Colorado
7. Frank R. Knutson Generating Station
   Brighton, Colorado
8. Rifle Generating Station
   Rifle, Colorado
9. Laramie River Station
   Wheatland, Wyoming
10. Escalante Generating Station
    Prewitt, New Mexico
11. San Juan Generating Station
    Farmington, New Mexico
12. Pyramid Generating Station
    Lordsburg, New Mexico
13. David A. Hamil DC Tie
    Stegall, Nebraska
14. Springerville Generating Station
    Springerville, Arizona
15. Colowyo Mine
    North of Meeker, Colorado
16. New Horizon Mine
    Nucla, Colorado
17. Cimarron Solar Facility
    Springer, New Mexico
18. Kit Carson Windpower Project
    Burlington, Colorado
19. Colorado Highlands Wind
    Fleming, Colorado
20. Carousel Wind Farm (2016)
    Burlington, Colorado
21. Twin Buttes II (2017)
    Springerville, Colorado
22. San Isabel (2017)
    Trinidad, Colorado

OUR TRANSMISSION LINES SPAN THE WEST.

Fundamental to our mission to serve our members across a vast service area is how we own our resources and physically connect loads, resources and markets. Tri-State's transmission facilities are central to serving our members with reliable power across the expansive and diverse landscape of the West.

By owning a significant portion of the transmission system we utilize, we are able to quickly respond to the needs of our member systems, and in short time put new facilities and delivery points into service to reliably serve growing loads. We take a systems approach to building and operating our transmission network, ensuring that we can also access our generation resources and tap into broader energy markets.

Tri-State is part of a multi-state, interconnected transmission network and owns or operates nearly 5,400 miles of high voltage lines. An extensive network of substations, telecommunications and maintenance centers and field offices support the system.

225 BULK SUBSTATIONS
$1.19 BILLION IN TOTAL INVESTMENT
418 DELIVERY POINTS
5,396 MILES OF TRANSMISSION LINE

8 | TRI-STATE OVERVIEW

A DIVERSE GENERATION PORTFOLIO. ENERGY SALES TO MEMBERS. A diverse generation portfolio provides options How we generate and purchase power is as important to our members as the transmission lines that deliver electricity. 2 Tri-State is able to meet its members’ needs by deploying an efficient arsenal of owned-generation resources, long-term power purchase contracts and market purchases. 59% 15 Our diverse generation portfolio leverages the West’s plentiful natural resources to generate reliable and affordable electricity for our membership. We manage risks and costs of power generation utilizing base load-serving coal generating units, intermediate load-serving natural gas combined-cycle generating units and peak load-serving natural gas and oil combustion turbines. B IN N P R 2% To manage the costs of fuel supply, we utilize coal from Tri-State-owned mines and contract for other coal supplies though our cooperative network. BASELOAD COAL RESOURCES INTERMEDIATE AND PEAKING NATURAL GAS RESOURCES PURCHASES RENEWABLE RESOURCES Renewable energy is a growing part of our portfolio, with Tri-State and member projects producing 24 percent of the energy used by members at the end of the line. TRI-STATE OVERVIEW | 9

24%OFOURELECTRICITY IS GENERATED FROM RENEWABLE RESOURCES. RENEWABLE RESOURCES 69% HYDROPOWER 2% SOLAR 23% WIND 4% MEMBER PROJECTS 2% OTHER 10 | TRI-STATE OVERVIEW

MEMBER TRI-STATE OVERVIEW | 11 INVESTING IN RENEWABLE ENERGY. Since its inception, Tri-State has utilized renewable energy through the federal hydropower system, and as costs for other renewable resources have decreased, Tri-State has added wind and solar energy to its portfolio. In 2014, approximately 24 percent of the energy Tri-State and its member systems delivered to cooperative members was generated from renewable resources, making the association one of the leading utilities in the country for using renewable power. Tri-State also supports its members’ development of local renewable energy and distributed energy resources, with incentives and technical support for the development of member-owned or sponsored projects. Collectively, these member projects (completed or under development) account for approximately 73 megawatts of renewable energy resources. TRI-STATE WAS NAMED 2014 WIND COOPERATIVE OF THE YEAR IN THE GENERATION AND TRANSMISSION COOPERATIVE CATEGORY. U.S. Department of Energy 73 MW RENEWABLE AND DISTRIBUTED GENERATION 944 MW OFTOTAL RENEWABLE RESOURCES

CAROUSEL WIND FARM

87
WIND TURBINES

150 MW
OF MAXIMUM DAILY OUTPUT

73,300
AVERAGE HOUSEHOLDS
SUPPORTED BY THE ENERGY PRODUCED

TWIN BUTTES II WIND FARM

38
WIND TURBINES

76 MW
OF MAXIMUM DAILY OUTPUT

33,400
AVERAGE HOUSEHOLDS
SUPPORTED BY THE ENERGY PRODUCED

SAN ISABEL SOLAR PROJECT

1,000
SOLAR ARRAYS

30 MW
OF MAXIMUM DAILY OUTPUT

8,100
AVERAGE HOUSEHOLDS
SUPPORTED BY THE ENERGY PRODUCED

ALWAYS LOOKING TOWARD THE FUTURE.

Carousel Wind Farm

The 34,000-acre Carousel Wind Farm is located entirely in the service territory of Tri-State member K.C. Electric Association (Hugo, Colo.). The project is named for the fully restored historic landmark carousel that is located in the town of Burlington. The project is on track for completion by year-end 2015.

Twin Buttes II Wind Farm

Twin Buttes II will have 38 wind turbines on 11,000 acres of land. It will be located 23 miles south of Lamar in Prowers County in southeastern Colorado. The project is in the service territory of Tri-State member Southeast Colorado Power Association. Twin Buttes II is expected to be operational in 2017.

San Isabel Solar Project

The San Isabel Solar Project will be built in southern Colorado in the service territory of Tri-State member San Isabel Electric Association. Tri-State will purchase the entire output of this facility under a 25-year power purchase agreement. The project, which will be sited on 250 acres near Trinidad, Colo., is expected to be operational by the end of 2016.

12 | TRI-STATE OVERVIEW

“WHEN YOU WORK OUT HERE IT DOESN’T TAKE VERY LONG BEFORE YOU BECOME FAMILY. I HAVE A FAMILY IN CRAIG, BUT I HAVE AN EVEN BIGGER FAMILY AT COLOWYO.” - MIKE GUSH, COLOWYO EMPLOYEE A CLOSER LOOK ATMINING. Tri-State has ownership and investments in coal mines to support its coal generation fleet. In 2011, the association purchased the Colowyo Mine through its wholly owned subsidiary, Western Fuels-Colorado, in a move to assure price certainty at the mine and a reliable, long-term supply of coal to Craig Station in northwest Colorado. We are also a member of Western Fuels Association, which supplies coal and transportation to several coal-fired generating facilities in which we are the operating agent or hold an ownership share. $147M OF NET MINE ASSETS TRI-STATE OVERVIEW | 13

WE ARE COMMITTED TO ENVIRONMENTAL STEWARDSHIP. Environmental management system Tri-State’s Environmental Management System (EMS) achieves environmental compliance, enhances strategic planning and promotes environmental stewardship. The comprehensive EMS guides activities and ensures compliance in a systematic approach that accomplishes environmental goals and keeps facilities running efficiently. Tri-State is among the first cooperatives in the nation to adopt EMS. Baseload facilities and their environmental controls We continue to make sure we’re meeting or even exceeding the highest standards of federal and state clean air and water standards. Sulfur dioxide removal Wet or Dry Flue Gas Desulfurization (FGD) Scrubber System Particulate collection / removal Fabric-Filter Baghouses and Electrostatic Precipitators Nitrogen oxide reduction / removal Low Nitrogen Oxide Burners, Selective Catalytic Reduction (SCR), Selective Non-Catalytic Reduction (SNCR) or Combustion Optimization 14 | TRI-STATE OVERVIEW SPRINGERVILLE SAN JUAN LARAMIE RIVER ESCALANTE NUCLA CRAIG RECOGNIZED FOR AIR EMISSION REDUCTIONS, STATE-OF-THE-ART MONITORING SYSTEMS, AND WASTE REDUCTION AND RECYCLING. New Mexico Green Zia Environmental Leadership Program “…EFFORTS IN VOLUNTARILY GOING BEYOND COMPLIANCE WITH STATE AND FEDERAL REGULATIONS AND ITS COMMITMENT TO CONTINUAL ENVIRONMENTAL IMPROVEMENT.” Colorado Environmental Leadership Program (ELP) Silver Achiever THE CLEAN POWER PLAN. The Clean Power Plan released by the EPA sets performance standard “goals” for states and utilities to reduce carbon dioxide emissions from the power sector by approximately 32 percent from 2005 levels by 2030. While we continue to have great concern with the rule, Tri-State is committed to working with officials in all five states in which it operates to minimize the impact on rural consumers and employees at our power plants.

THE COOPERATIVE DIFFERENCE. With our commitment to the cooperative business model and to serving our member systems, Tri-State stands apart from other utilities. Our top priority is and always will be providing reliable, affordable and responsible power to our members and the people they serve. That’s the cooperative difference. TRI-STATE OVERVIEW | 15

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. P.O. BOX 33695, DENVER, COLORADO 80233 | TRISTATE.COOP 16 | TRI-STATE OVERVIEW 09/2015